UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 18, 2019

SM Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1775 Sherman Street, Suite 1200, Denver, Colorado (Address of principal executive offices)	80203 (Zip Code)

Registrant’s telephone number, including area code: (303) 861-8140

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
In accordance with General Instruction B.2. of Form 8-K, the following information, including Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On July 18, 2019, SM Energy Company (the “Company”) issued a press release announcing certain second quarter 2019 financial and operating results, as well as providing certain other updates, including the Company's planned schedule for second quarter 2019 reporting. As indicated in the press release, after market close on August 1, 2019, the Company plans to release its second quarter 2019 earnings release, a pre-recorded webcast discussion of second quarter 2019 financial and operating results, and an associated presentation, all of which will be posted to the Company’s website at ir.sm-energy.com. In addition, the Company scheduled a conference call for August 2, 2019, at 8:00 a.m. Mountain time/10:00 a.m. Eastern time to answer questions. The conference call will be publicly accessible via telephone and webcast (available live and for replay), and the press release includes instructions for dialing in to the call or accessing the webcast via the Company’s website. The call replay will be available on the Company’s website beginning approximately one hour after the call until August 9, 2019, although the Company reserves the right to discontinue that availability at any time. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference herein.
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1
Press release of SM Energy Company dated July 18, 2019, entitled “SM Energy Updates 2019 Guidance - Production Up and Capital Down - and Reports Second Quarter Production, Pricing and Capital Expenditures”

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date:	July 18, 2019	By:	/s/ JEFFREY M. DAMM
Jeffrey M. Damm
Director of Financial Reporting and Corporate Accounting and Assistant Secretary